UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2010

TF FINANCIAL CORPORATION

(Exact name of Registrant as specified in its Charter)

Delaware	0-24168	74-2705050
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3 Penns Trail, Newtown, Pennsylvania	18940
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 579-4000

Not Applicable

(Former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

TF FINANCIAL CORPORATION

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 26, 2010, the Registrant was notified that Director Dennis L. McCartney will resign from the Board of Directors when his term of office is completed on April 28, 2010, the date of the Registrant’s annual meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TF FINANCIAL CORPORATION

Date: January 28, 2010	By:	/s/ Kent C. Lufkin
Kent C. Lufkin, President and
Chief Executive Officer
(Duly Authorized Representative)